SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Check the appropriate box:

[ ]  Preliminary Information Statement       [  ]  Confidential, for  Use of the
[X]  Definitive Information Statement              Commission Only (as permitted
                                                   by Rule 14c-5(d) (2))

                                 TECHDYNE, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)
 ................................................................................

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 [ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
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                  applies:
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                  computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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         4)       Date Filed:
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

                                 TECHDYNE, INC.
                              2230 West 77th Street
                             Hialeah, Florida 33016
                                 (305) 556-9201


April 26, 1999


Dear Fellow Shareholder:

         It is my pleasure to invite you to the 10th Annual Meeting of Shareholders of Techdyne, Inc.

         We are holding the meeting on Wednesday, June 9, 1999, at 11:00 a.m. at our executive offices in Hialeah, Florida. In addition to the formal items of business, I will review the major developments of 1998 and answer your questions.

         The enclosed booklet includes the Notice of Annual Meeting and the Information Statement. Proxies are not being solicited since a quorum exists for the meeting, the Company's parent, Medicore, Inc., owning approximately 62% of the voting shares of Techdyne, Inc. See the Information Statement for details as to quorum and voting requirements. The Information Statement also describes the business we will conduct at the meeting, basically the election of seven directors, and provides information about Techdyne, Inc.

         We look forward to seeing you at the meeting.

                                                       Sincerely

                                                       Thomas K. Langbein
                                                       Chairman of the Board and
                                                       Chief Executive Officer

                                 TECHDYNE, INC.
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


             -------------------------------------------------------

                          Date:   Wednesday, June 9, 1999

                          Time:   11:00 a.m.

                          Place:  Techdyne, Inc.
                                  2230 West 77th Street
                                  Hialeah, Florida 33016

             -------------------------------------------------------


Dear Fellow Shareholders:

         You are cordially invited to attend the 1999 Techdyne, Inc. Annual Meeting of Shareholders to:

         1.      Elect seven directors;

         2. Ratify the selection of Ernst & Young LLP as independent auditors for 1999; and

         3.      Conduct other business properly brought before the meeting.

         If you were a shareholder of record on the close of business April 23, 1999, you are entitled to vote at the Annual Meeting.

         Your copy of the Annual Report of the Company for 1998 is enclosed.


                                              By Order of the Board of Directors
                                              LAWRENCE E. JAFFE
                                              Secretary

April 26, 1999

                                 TECHDYNE, INC.
                              2230 West 77th Street
                             Hialeah, Florida 33016
                               ------------------

            Information Statement for Annual Meeting of Shareholders
                                  June 9, 1999
                               ------------------


PURPOSE OF THIS INFORMATION STATEMENT

         This Information Statement and the Company's Annual Report to Shareholders for the year ended December 31, 1998, which we anticipate mailing on May 4, 1999, is solicited by and on behalf of the board of directors of Techdyne, Inc., a Florida corporation ("Techdyne" or the "Company"), for the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 9, 1999, at the executive offices of the Company, 2237 West 77th Street, Hialeah, Florida at 11:00 a.m.

         The Company will request brokers, nominees, fiduciaries and custodians to forward this Information Statement and the Company's Annual Report to their principals and beneficial owners, and will reimburse such persons for reasonable expenses incurred by them in forwarding such materials.

RECORD DATE

         The board of directors has fixed the close of business on April 23, 1999, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Only shareholders of record on that date are entitled to vote at the meeting.

VOTING SECURITIES

         On the record date there were outstanding and entitled to be voted at the Annual Meeting, 5,250,167 shares of common stock, $.01 par value ("common stock"). The common stock is the only class of voting stock. Each share of common stock is entitled to one vote.

QUORUM

         A quorum of shareholders is necessary to hold a valid meeting. If at least a majority of Techdyne shareholders are present, a quorum will exist. The Company's parent, Medicore, Inc. ("Medicore" or the "Parent"), owns 3,227,797 shares of Techdyne common stock, which represents 61.5% of the Company's out-standing shares. Therefore, a quorum exists based on Medicore's common stock ownership.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

VOTING IN PERSON

         If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on April 23, 1999, the record date for voting.

VOTES NECESSARY FOR ACTION

         The two matters presently contemplated to come before the shareholders for action at the Annual Meeting is the election of seven directors, Proposal No. 1; a plurality of the votes cast is necessary to effectuate election of the directors, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot; and (ii) the ratification of Ernst & Young LLP as independent auditors. A majority of shares represented at the meeting is sufficient to ratify the selection of Ernst & Young LLP or to effectuate any other matter that may properly come before the meeting, except as otherwise required by applicable law. The Company's Parent intends to vote its 3,227,797 shares of the Company's common stock, or approximately 62% voting equity of the Company, in favor of election of each of the seven (7) nominees for directors (see "Election of Directors"), and for ratification of Ernst & Young LLP as independent auditors, thereby assuring the election of the seven nominees and ratification of Ernst & Young LLP as the Company's independent auditors for 1999. See "Security Ownership of Certain Beneficial Owners and Management."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 23, 1999, the names and beneficial ownership of the equity securities of the Company and its subsidiaries and of Medicore, for directors and nominees, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table (see "Executive Compensation") and for shareholders known to the Company to beneficially own more than 5% of its voting securities.

                                       Amount and Nature of Beneficial Ownership(1)
                            -----------------------------------------------------------------
                            Techdyne                                Medicore
                            Common                                  Common
Name                        Stock                %(2)(3)            Stock             %(2)(4)
----                        -----                -------            --------          -------
Medicore, Inc.              4,614,374            69.5%(5)              ---             ---
2337 W. 76th St.
Hialeah, FL 33016

Thomas K. Langbein **       4,794,374(6)         70.8%           1,023,014(7)         17.1%

Barry Pardon+                 187,533(8)          3.5%             136,950(9)          2.4%

Joseph Verga +                103,834(10)         2.0%              79,075(11)         1.4%

Peter D. Fischbein **          55,000(12)         1.0%             176,229(13)         3.0%

                                                less than
Anthony C. D'Amore **          44,000(14)         1.0%             273,890(15)         4.7%

Lytton Crossley ***           295,000(16)         5.6%                  --              --
61 Flamingo Drive
Crossville, TN 38555
                                                                                     less than
Edward Diamond ***                 --             --                17,000(17)         1.0%
One Sprucewood Lane
West Port, CT 06880

All directors and
executive officers
as a group (6 persons)      5,209,741(5)(6)      73.5%           1,760,208(18)        28.2%

**       c/o Medicore,  Inc., 777 Terrace Avenue,  Hasbrouck Heights, New Jersey
         07604
+        c/o the Company, 2230 W. 77th Street, Hialeah, Florida 33016
***      Nominee for director

----------

(1)      BASED UPON INFORMATION FURNISHED TO THE COMPANY BY EITHER THE DIRECTORS
         AND OFFICERS OR OBTAINED FROM THE STOCK  TRANSFER BOOKS OF THE COMPANY.
         THE  COMPANY  IS  INFORMED  THAT  THESE  PERSONS  HOLD SOLE  VOTING AND
         DISPOSITIVE POWER WITH RESPECT TO THE SHARES OF COMMON STOCK

                                       4

         EXCEPT AS NOTED  HEREIN.  "BENEFICIAL  OWNERSHIP"  IS A TECHNICAL  TERM
         BROADLY DEFINED BY THE RULES OF THE SECURITIES AND EXCHANGE  COMMISSION
         TO MEAN  MORE THAN  JUST  DIRECT  OWNERSHIP  IN YOUR  NAME.  BENEFICIAL
         OWNERSHIP  ALSO  MEANS  YOU  MAY  HOLD  INDIRECTLY,  EITHER  THROUGH  A
         RELATIONSHIP,  A POSITION OF DIRECTOR OR TRUSTEE, OR THROUGH A CONTRACT
         OR OTHER  ARRANGEMENT,  THE POWER, ALONE OR SHARED, TO VOTE OR SELL THE
         SHARES. ALSO YOU ARE DEEMED A BENEFICIAL OWNER IF YOU HAVE THE RIGHT TO
         ACQUIRE THE SHARES WITHIN 60 DAYS. SEE NOTE (2) BELOW.

(2)      FOR PURPOSES OF COMPUTING THE PERCENTAGE OF OUTSTANDING  SHARES HELD BY
         EACH PERSON OR GROUP OF PERSONS NAMED IN THIS TABLE, ANY SECURITY WHICH
         SUCH PERSON OR GROUP OF PERSONS HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS
         OF APRIL 23, 1999 IS DEEMED TO BE OUTSTANDING FOR PURPOSES OF COMPUTING
         THE PERCENTAGE  OWNERSHIP OF SUCH PERSON OR PERSONS,  BUT IS NOT DEEMED
         TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP
         OF ANY OTHER PERSON.

(3)      BASED ON 5,250,167 SHARES OF COMMON STOCK OUTSTANDING. DOES NOT INCLUDE
         (I) SHARES  OBTAINABLE UNDER MEDICORE'S  CONVERTIBLE NOTE, EXCEPT AS TO
         MEDICORE AND TO THOMAS K. LANGBEIN  (SEE NOTE (5));  (II) OPTIONS UNDER
         THE COMPANY'S 1994 STOCK OPTION PLAN FOR 56,600 SHARES OF COMMON STOCK;
         (III)  OPTIONS  GRANTED IN 1995 TO  DIRECTORS  AND  COUNSEL FOR 152,500
         SHARES OF COMMON STOCK;  (IV) OPTIONS  UNDER THE  COMPANY'S  1997 STOCK
         OPTION PLAN FOR 375,000 SHARES OF COMMON  STOCK;(V)  OPTIONS GRANTED IN
         1998 TO THE INVESTOR  RELATIONS GROUP,  INC.  ("IRG"),  A FORMER PUBLIC
         RELATIONS  FIRM TO THE COMPANY AND  MEDICORE FOR 6,250 SHARES OF COMMON
         STOCK EXERCISABLE THROUGH MAY 14, 2001 AT $4.25 PER SHARE; (VI) 959,152
         SHARES OBTAINABLE UNDER THE COMPANY'S PUBLICLY TRADED REDEEMABLE COMMON
         STOCK  PURCHASE  WARRANTS  ("WARRANTS")  EXERCISABLE AT $4.00 PER SHARE
         THROUGH MAY 17, 1999 REDEEMABLE AT $.10 PER SHARE,  PROVIDED THE COMMON
         STOCK IS TRADING AT LEAST AT $7.50 PER SHARE FOR 15 CONSECUTIVE TRADING
         DAYS  ENDING ON THE FIFTH DAY PRIOR TO NOTICE OF  REDEMPTION;  OR (VII)
         200,000  SHARES OF COMMON  STOCK  EXERCISABLE  UNDER A PURCHASE  OPTION
         ISSUED TO THE  UNDERWRITER  OF THE  COMPANY'S  1995 PUBLIC  OFFERING OF
         COMMON STOCK AND WARRANTS, WHICH OPTION IS FOR 100,000 SHARES OF COMMON
         STOCK AT A PURCHASE  PRICE OF $6.60 PER SHARE AND $.25 PER  WARRANT FOR
         WARRANTS  EXERCISABLE  INTO  COMMON  STOCK AT $8.25 PER  SHARE  THROUGH
         SEPTEMBER 12, 2000. SEE NOTES (2) AND (4) AND "EXECUTIVE COMPENSATION -
         OPTIONS, WARRANTS OR RIGHTS."

(4)      BASED ON  5,715,540  SHARES  OUTSTANDING.  DOES NOT INCLUDE (I) 841,000
         SHARES OF  MEDICORE'S  COMMON STOCK  UNDERLYING  OPTIONS  GRANTED UNDER
         MEDICORE'S 1989 STOCK OPTION PLAN,  WHICH OPTIONS ARE NOT  TRANSFERABLE
         AND ARE EXERCISABLE THROUGH APRIL 17, 2000 AT $2.38 PER SHARE (SEE NOTE
         (2) AND "EXECUTIVE  COMPENSATION - OPTIONS,  WARRANTS OR RIGHTS"); (II)
         400,000  SHARES OF MEDICORE'S  COMMON STOCK UNDER AN OPTION  GRANTED IN
         THE  EMPLOYMENT  AGREEMENT OF THOMAS K.  LANGBEIN (SEE NOTE (7) BELOW);
         AND (III)5,000  SHARES OF MEDICORE'S  COMMON STOCK  UNDERLYING  OPTIONS
         GRANTED TO IRG (SEE NOTE (3)) EXERCISABLE THROUGH MAY 14, 2001 AT $2.25
         PER SHARE.

(5)      INCLUDES 1,386,577 SHARES WHICH MEDICORE MAY ACQUIRE UPON CONVERSION OF
         ITS  DEMAND   PROMISSORY  NOTE  FROM  THE  COMPANY  IN  THE  AMOUNT  OF
         APPROXIMATELY  $2,426,510 AT DECEMBER 31, 1998 CONVERTIBLE AT $1.75 PER
         SHARE. OFFICERS AND DIRECTORS OF MEDICORE, INCLUDING THOSE DIRECTORS OF
         THE COMPANY  AND  MEDICORE  WHO MAY BE  SHAREHOLDERS  OF EACH  COMPANY,
         EXCEPT  THOMAS  K.  LANGBEIN  (SEE NOTE  (6)),  DISCLAIM  ANY  INDIRECT
         BENEFICIAL  OWNERSHIP OF THE COMPANY'S COMMON STOCK THROUGH  MEDICORE'S
         61.5%  OWNERSHIP OF THE COMPANY  (69.5%  INCLUSIVE OF CONVERSION OF THE
         PROMISSORY NOTE).

(6)      INCLUDES (I)  MEDICORE'S  3,227,797  SHARE  OWNERSHIP,  PLUS  1,386,577
         SHARES  WHICH  MEDICORE  MAY  OBTAIN  UPON  CONVERSION  OF  ITS  DEMAND
         PROMISSORY NOTE FROM THE COMPANY (SEE NOTE (5) ABOVE),

                                       5

         BY VIRTUE OF HIS  POSITION  WITH THE COMPANY AND MEDICORE AND HIS STOCK
         OWNERSHIP OF  MEDICORE,  WHICH  POSITION MAY DEEM MR.  LANGBEIN TO HAVE
         BENEFICIAL   OWNERSHIP  OF  SUCH  SHARES   THROUGH  SHARED  VOTING  AND
         INVESTMENT  POWER WITH RESPECT TO MEDICORE'S  OWNERSHIP OF THE COMPANY;
         MR. LANGBEIN  DISCLAIMS SUCH ENTIRE BENEFICIAL  OWNERSHIP,  BUT FOR HIS
         PROPORTIONATE  INTEREST,  APPROXIMATELY  789,000  SHARES OF THE COMPANY
         (15.0%);  AND (II) COMPANY OPTIONS FOR 140,000 SHARES. SEE NOTE (2) AND
         "EXECUTIVE COMPENSATION - OPTIONS, WARRANTS OR RIGHTS."

(7)      INCLUDES  250,000 SHARES  UNDERLYING  OPTIONS  GRANTED IN APRIL,  1995,
         EXERCISABLE AT $2.38 PER SHARE THROUGH APRIL 17, 2000. DOES NOT INCLUDE
         (I) 15,700 SHARES EACH HELD IN THE NAMES OF MR. LANGBEIN'S TWO CHILDREN
         WHO ARE OF  MAJORITY  AGE;  AND (II) AN OPTION TO ACQUIRE UP TO 400,000
         SHARES OF COMMON STOCK IN LIEU OF A LUMP SUM  PAYMENT,  WHICH OPTION IS
         NOT PRESENTLY EXERCISABLE EXCEPT IN THE EVENT OF A CHANGE IN CONTROL OF
         MEDICORE.  SEE NOTE (4) AND  "EMPLOYMENT  CONTRACTS AND  TERMINATION OF
         EMPLOYMENT AND CHANGE-IN-CONTROL  ARRANGEMENTS" AND "OPTIONS,  WARRANTS
         OR RIGHTS" UNDER THE CAPTION "EXECUTIVE COMPENSATION."

(8)      INCLUDES (I) OPTIONS FOR 140,000  SHARES OF THE COMPANY'S  COMMON STOCK
         (SEE  NOTE (2) AND  "EXECUTIVE  COMPENSATION  -  OPTIONS,  WARRANTS  OR
         RIGHTS"); (II) WARRANTS FOR 1,000 SHARES OF COMMON STOCK EXERCISABLE AT
         $4.00 PER SHARE  THROUGH MAY 17,  1999;  AND (III) 5,533 SHARES HELD IN
         HIS WIFE'S NAME. EXCLUDES  APPROXIMATELY 111,000 (2.1%) SHARES THAT MAY
         BE DEEMED INDIRECTLY BENEFICIALLY OWNED THROUGH MEDICORE'S OWNERSHIP OF
         THE COMPANY,  WHICH INDIRECT  BENEFICIAL  OWNERSHIP IS DISCLAIMED.  SEE
         NOTE (5).

(9)      INCLUDES (I) 75,000  SHARES OF  MEDICORE'S  COMMON STOCK  UNDERLYING AN
         OPTION  GRANTED IN APRIL,  1995  EXERCISABLE AT $2.38 PER SHARE THROUGH
         APRIL 17, 2000; AND (II) 8,400 SHARES OF MEDICORE'S  COMMON STOCK OWNED
         BY HIS  WIFE.  SEE  NOTE (4) AND  "EXECUTIVE  COMPENSATION  -  OPTIONS,
         WARRANTS OR RIGHTS."

(10)     INCLUDES (I) OPTIONS FOR 75,000  SHARES OF THE  COMPANY'S  COMMON STOCK
         (SEE  NOTE (2) AND  "EXECUTIVE  COMPENSATION  -  OPTIONS,  WARRANTS  OR
         RIGHTS");  AND (II) WARRANTS FOR 500 SHARES OF COMMON STOCK EXERCISABLE
         AT $4.00 PER SHARE THROUGH MAY 17, 1999. EXCLUDES  APPROXIMATELY 65,000
         (1.29%) SHARES THAT MAY BE DEEMED INDIRECTLY BENEFICIALLY OWNED THROUGH
         MEDICORE'S   OWNERSHIP  OF  THE  COMPANY,   WHICH  INDIRECT  BENEFICIAL
         OWNERSHIP IS DISCLAIMED. SEE NOTE (5).

(11)     INCLUDES 30,000 SHARES OF MEDICORE'S  COMMON STOCK UNDERLYING AN OPTION
         GRANTED IN APRIL, 1995 EXERCISABLE AT $2.38 PER SHARE THROUGH APRIL 17,
         2000. SEE NOTE (4) AND "EXECUTIVE  COMPENSATION - OPTIONS,  WARRANTS OR
         RIGHTS."

(12)     INCLUDES  OPTIONS FOR 55,000 SHARES OF THE COMPANY'S  COMMON STOCK. SEE
         NOTE (2) AND "EXECUTIVE  COMPENSATION  - OPTIONS,  WARRANTS OR RIGHTS."
         EXCLUDES  APPROXIMATELY  138,000  (2.6%)  SHARES  THAT  MAY  BE  DEEMED
         INDIRECTLY  BENEFICIALLY  OWNED  THROUGH  MEDICORE'S  OWNERSHIP  OF THE
         COMPANY,  WHICH INDIRECT BENEFICIAL  OWNERSHIP IS DISCLAIMED.  SEE NOTE
         (5).

(13)     INCLUDES  (I)  100,000  SHARES  HELD IN TRUST FOR HIS INFANT  SON;  MR.
         FISCHBEIN'S  WIFE  IS  TRUSTEE;   MR.  FISCHBEIN  DISCLAIMS  BENEFICIAL
         INTEREST IN THESE  100,000  SHARES;  AND (II) 75,000 SHARES OF MEDICORE
         COMMON STOCK UNDERLYING AN OPTION GRANTED IN APRIL, 1995 EXERCISABLE AT
         $2.38 PER SHARE  THROUGH  APRIL 17, 2000.  SEE NOTE (4) AND  "EXECUTIVE
         COMPENSATION - OPTIONS,  WARRANTS OR RIGHTS." DOES NOT INCLUDE  196,382
         SHARES OF COMMON STOCK OWNED BY HIS WIFE IN WHICH SHARES,  BASED ON HER
         FINANCIAL INDEPENDENCE, MR. FISCHBEIN DISCLAIMS BENEFICIAL INTEREST.

                                       6

(14)     INCLUDES (I) OPTIONS FOR 25,000  SHARES OF THE  COMPANY'S  COMMON STOCK
         (SEE  NOTE (2) AND  "EXECUTIVE  COMPENSATION  -  OPTIONS,  WARRANTS  OR
         RIGHTS"); (II) WARRANTS FOR 4,000 SHARES OF COMMON STOCK EXERCISABLE AT
         $4.00 PER SHARE THROUGH MAY 17, 1999 HELD IN HIS  RETIREMENT  PLAN; AND
         (III)  15,000  SHARES  OF  THE  COMPANY'S  COMMON  STOCK  HELD  IN  HIS
         RETIREMENT PLAN. EXCLUDES  APPROXIMATELY 217,000 (4.1%) SHARES THAT MAY
         BE DEEMED INDIRECTLY BENEFICIALLY OWNED THROUGH MEDICORE'S OWNERSHIP OF
         THE COMPANY,  WHICH INDIRECT  BENEFICIAL  OWNERSHIP IS DISCLAIMED.  SEE
         NOTE (5).

(15)     INCLUDES  75,000 SHARES OF MEDICORE  COMMON STOCK  UNDERLYING AN OPTION
         GRANTED IN APRIL, 1995 EXERCISABLE AT $2.38 PER SHARE THROUGH APRIL 17,
         2000. SEE NOTE (4) AND "EXECUTIVE  COMPENSATION - OPTIONS,  WARRANTS OR
         RIGHTS."

(16)     COMMON  STOCK OWNED BY HIS WIFE.  DOES NOT INCLUDE ANY SHARES OF COMMON
         STOCK HIS WIFE IS ENTITLED TO RECEIVE  PURSUANT TO THE GUARANTEE OF THE
         COMPANY. SEE "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS."

(17)     ALL SHARES HELD IN HIS RETIREMENT PLAN.

(18)     INCLUDES  535,000  SHARES OF  MEDICORE'S  COMMON STOCK  UNDERLYING  THE
         OPTIONS GRANTED UNDER  MEDICORE'S 1989 STOCK OPTION PLAN. SEE NOTES (2)
         AND (4) AND "EXECUTIVE COMPENSATION - OPTIONS, WARRANTS OR RIGHTS."


                      PROPOSAL NO. 1: ELECTION OF DIRECTORS

         At  the  Annual   Meeting,   the  first  proposal  being  presented  to
shareholders  for action is the  election of seven  directors to serve for a one year term or until each of their  successors  is  elected.  The  certificate  of incorporation and by-laws, as presently  constituted,  provide that the majority of directors  have the right to appoint  candidates to fill any vacancies on the board, whether through death,  retirement or other termination of a director, or through an increase in the board.  At such time that  qualified  candidates  are available to serve, the majority of the board,  although less than a quorum,  or by a sole remaining director, may appoint such person(s) to fill the vacancy now existing.  When  appointed,  such director shall then serve for the remainder of the term.

         The affirmative vote of a plurality of the shares of common stock represented at the meeting is required to elect the seven directors. Cumulative voting is not permitted in the election of directors. Consequently, each shareholder is entitled to one vote for each share of common stock held in his name. Medicore owns 62% of the voting stock of the Company and intends to vote all of its Techdyne common stock in favor of the election of the persons named below as nominees for directors, thereby assuring the election of the seven nominees. The nominees have consented to be named herein and to serve on the board of directors. We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, the common stock may be voted for such substituted nominee as may be designated by the present board of directors, or the board may reduce the number of directors to be elected. Five nominees, Messrs. Langbein, Pardon, Verga, Fischbein and D'Amore, are presently directors and were elected by the shareholders at the last annual meeting, and have been directors of the Company for at least the last nine years. There is no nominating committee, and nominations for director are considered by the entire board of directors.

                                       7

         For additional information concerning the nominees for the board of directors, including compensation and share ownership, see "Security Ownership of Certain Beneficial Owners and Management," "Executive Compensation" and
"Certain Relationships and Related Transactions."

NOMINEES
                                  CURRENT POSITION
NAME                      AGE     AND AREAS OF RESPONSIBILITY    POSITION HELD SINCE
----                      ---     ---------------------------    -------------------
Thomas K. Langbein         53     Chairman of the Board and               1982
                                  Chief Executive Officer                 1990

Barry Pardon               47     President                               1991
                                  and Director                            1990

Joseph Verga               47     Senior Vice President,                  1988
                                  Treasurer                               1985
                                  and Director                            1984

Peter D. Fischbein(1)      59     Director                                1984

Anthony C. D'Amore(1)      68     Director                                1984

Lytton Crossley            63     Nominee                                 1999

Edward Diamond             53     Nominee                                 1999

(1)      MEMBER OF THE AUDIT COMMITTEE.

         Thomas K. Langbein was financial consultant to Medicore until 1980 when he became Chairman of the Board of Directors, Chief Executive Officer and President of Medicore. Mr. Langbein is also an officer and director of most of Medicore's subsidiaries. Mr. Langbein is also a director of Lytton and Techdyne (Scotland). Mr. Langbein is Chairman of the Board and Chief Executive Officer of Dialysis Corporation of America ("DCA"), a 68% owned public subsidiary of Medicore. In 1971, Mr. Langbein organized and currently is the President, sole director and owner of Todd & Company, Inc. ("Todd"), a broker-dealer registered with the Securities and Exchange Commission and the NASD. Mr. Langbein, devotes most of his time to the affairs of the Company, Medicore and DCA. See "Certain Relationships and Related Transactions."

         Barry Pardon joined the Company in November, 1980 as national sales manager and initiated the independent manufacturer representatives sales force. Mr. Pardon became Vice President of Marketing in 1981, was appointed Executive Vice President (Marketing) in 1988, and was appointed President in November, 1991. Mr. Pardon is Chairman of the Board of Lytton and a director of Techdyne (Scotland).

         Joseph Verga joined the Company in 1979 as purchasing agent. In 1980 he became production control manager and Vice President, in 1981 the operations manager, and in 1984 was elected a director and appointed Secretary of the Company. In 1985 he was appointed Treasurer and in 1988 was made Senior Vice President of Operations.

         Peter D. Fischbein is an attorney who has from time to time represented the Company and Medicore. Mr. Fischbein is a director of Viragen, Inc., formerly a public subsidiary of Medicore spun-off in

1986 (since 1981), and Medicore (since 1984). He was Chairman of the Board of the Company from April, 1990 to November, 1991. Mr. Fischbein is a general partner of several limited partnerships engaged in real estate development. See "Certain Relationships and Related Transactions."

         Anthony C. D'Amore is director of Medicore. Mr. D'Amore is an insurance consultant and receives minimal commissions with respect to insurance placed with the Company, Medicore and DCA. See "Certain Relationships and Related Transactions."

         Lytton Crossley established Lytton Incorporated in 1979 and has been its Chairman and President through July 31, 1997, at which time Lytton was acquired by the Company. He remained as President of Lytton until August, 1998, when he became Assistant to the President, and devotes a limited amount of time to Lytton. See "Certain Relationships and Related Transactions."

         Edward Diamond acquired with his partner and has been the President of Robert Warren, LLC d/b/a Lance International, a contract manufacturer of electronic and electro-mechanical products. Lance International does manufacturing for the Company. See "Certain Relationships and Related Transactions."

         There is no family relationship between any officer or director of the Company.

         Since the last annual meeting in June, 1998, there were ten meetings of the board of directors, including actions by unanimous written consent. All directors participated at all the meetings.

         The Company has an audit committee consisting of Peter D. Fischbein and Anthony C. D'Amore. Mr. Fischbein is also on the audit committee of Medicore. The audit committee meets quarterly, and is responsible for recommending to the board of directors the firm of independent accountants to serve the Company, re-viewing fees, services and results of the audit by such independent accountants, reviewing the accounting books and records of the Company and reviewing the scope, results and adequacy of the internal audit control procedures. No member of the audit committee receives a fee for his services. The Company also has a stock option committee consisting of Messrs. Langbein, Fischbein and Verga. See "Executive Compensation - Options, Warrants or Rights."

         Instead of any cash compensation or per meeting fees to directors, the Company has provided directors, among others, with options to purchase common stock of the Company at fair market value as of the date of grant. See "Executive Compensation - Options, Warrants or Rights" and "Security Ownership of Certain Beneficial Owners and Management."


                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below and the option tables on pages 11 and 12 show the salaries and bonuses paid by the Company and its subsidiaries for the last three fiscal years and aggregate options exercised in 1998 for its Chief Executive Officer and each of its principal executive officers whose total annual salary and bonus exceeded $100,000. The Chief Executive Officer's compensation is primarily derived from Medicore which company owns approximately 62% of the Company. The only executive officer whose compensation exceeds $100,000 and is paid directly by the Company is its President, Barry Pardon.


                                                Annual Compensation            Long Term Compensation Awards
                                                -------------------            -----------------------------
           (a)                   (b)           (c)              (e)                          (g)
                                                                                          Securities
                                                                                          Underlying
                                                                                        Options/SARs(#)
                                                             Other Annual         -------------------------
Name and Principal Position      Year        Salary($)      Compensation($)       Company          Medicore
---------------------------      ----        ---------      ---------------       -------          --------

Thomas K. Langbein, CEO....      1998        90,200(1)        11,300(2)
                                 1997        90,000(1)        12,000(2)           100,000
                                 1996        91,700(1)         8,900(2)                           250,000(3)

Barry Pardon(4) ...........      1998       150,800            7,300(5)
                                 1997       144,100            8,000(5)           100,000
                                 1996       160,600            8,800                               75,000(3)

----------

(1) ALL COMPENSATION PAID BY MEDICORE, WHICH WAS $258,000 FOR 1998, $257,000 FOR 1997 AND $262,000 (INCLUDING A $25,000 BONUS) FOR 1996.
         DOES NOT INCLUDE THE JUNE,  1996 MEDICORE  FORGIVENESS  OF A PROMISSORY
         NOTE IN THE AMOUNT OF $94,200 (INCLUDING INTEREST) FOR AN OPTION EXERCISE OF MEDICORE COMMON STOCK BY MR. LANGBEIN IN 1994. SEE "OPTIONS, WARRANTS OR RIGHTS" BELOW. AMOUNTS REFLECTED IN THE SUMMARY COMPENSATION TABLE WERE THE COMPENSATION PAID TO MR. LANGBEIN BY MEDICORE BUT ALLOCATED TO THE COMPANY IN PROPORTION TO THE TIME MR. LANGBEIN SPENT ON BEHALF OF THE COMPANY.

(2) AUTOMOBILE ALLOWANCE AND RELATED EXPENSES ($14,437) AND ($16,475) FOR 1998 AND 1997, RESPECTIVELY, AND LIFE AND DISABILITY INSURANCE PREMIUMS ($17,880) AND ($17,870) FOR 1998 AND 1997, RESPECTIVELY, PAID BY
         MEDICORE AMOUNTED TO $32,300, $34,345 AND $24,800, FOR THE YEARS 1998, 1997 AND 1996, RESPECTIVELY. AS PART OF THE SERVICE AGREEMENT WITH MEDICORE, THE AMOUNTS IN THE SUMMARY COMPENSATION TABLE REFLECT THAT PORTION ALLOCATED TO THE COMPANY.

(3) IN DECEMBER, 1996, THE $3.00 EXERCISE PRICE OF THE OPTIONS FOR 250,000 SHARES OF MEDICORE COMMON STOCK GRANTED IN APRIL, 1995 WAS REDUCED TO $2.38, THE THEN FAIR MARKET VALUE OF THE MEDICORE COMMON STOCK, WHICH REPRICING IS DEEMED A NEW GRANT OF OPTIONS. SEE "AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES" UNDER THE CAPTION "OPTIONS, WARRANTS OR RIGHTS."

(4) ALL COMPENSATION PAID BY THE COMPANY. DOES NOT INCLUDE THE JUNE, 1996 MEDICORE FORGIVENESS OF A PROMISSORY NOTE IN THE AMOUNT OF $21,200 (INCLUDING INTEREST) FOR AN OPTION EXERCISE OF MEDICORE COMMON STOCK BY MR. PARDON IN 1994. SEE "OPTIONS, WARRANTS OR RIGHTS" BELOW.

(5) AUTOMOBILE LEASE AND RELATED EXPENSES ($7,000) AND ($7,700) FOR 1998 AND 1997, RESPECTIVELY, AND TERM LIFE INSURANCE PREMIUMS ($300) AND ($300) FOR 1998 AND 1997, RESPECTIVELY, PAID BY THE COMPANY AMOUNTED TO $7,300, $8,000 AND $8,800, RESPECTIVELY, FOR THE YEARS 1998, 1997 AND
         1996, RESPECTIVELY.

EMPLOYMENT  CONTRACTS  AND  TERMINATION  OF  EMPLOYMENT  AND   CHANGE-IN-CONTROL
ARRANGEMENTS

         Mr. Langbein has an employment agreement with Medicore through August 31, 2003 at an annual salary of $261,504 with yearly increases in increments of no less than $10,000. The agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

         The Medicore employment agreement also provides

         o        $850 per month automobile allowance
         o employee benefit plans and other fringe benefits and programs available to Medicore employees and executives
         o        reimbursement for business expenses
         o        payment  of  universal  and term life  insurance  owned by Mr.
                  Langbein the aggregate face value of $1,600,000 beneficiaries designated by Mr. Langbein
         o indemnification of Mr. Langbein against losses, judgments and expenses in any claim against him for acting as an officer and/or director of Medicore and the Company, provided he acted in good faith and in a manner he reasonably believed was in the best interests of Medicore and the Company
         o non-competition for two years from termination within 20 miles of Medicore's primary operations, presently Hialeah, Florida; Medicore has option to request Mr. Langbein's non-competition within the United States at $4,000 per month for each 12 month period, increasing 5% each succeeding 12 month period
         o full compensation for first 90 days of disability with option of Medicore to continue employment of Mr. Langbein with full compensation less disability payments or terminate ("Disability Termination" see below)

         The Medicore employment agreement also contains different termination provisions as follows:

         o upon death, wrongful termination (defined below), Disability Termination or Change in Control (defined below), Mr. Langbein will receive a lump sum payment (as severance allowance (see below) and liquidated damages) in an amount equal to Mr. Langbein's salary, including expenses and benefits, for three years from the date of termination ("Lump Sum Payment")
         o Mr. Langbein has the option to take 400,000 shares of Medicore common stock ("Medicore Shares") instead of the Lump Sum Payment; Mr. Langbein has the right for two years to demand registration of the Medicore Shares and for three years to include the Medicore Shares in any registration statement filed by Medicore; registration of the Medicore Shares to be at the sole cost of Medicore except any of Mr. Langbein's legal fees and commissions for sale of the Medicore Shares
         o full vesting of any warrants, options or similar rights held by Mr. Langbein with choice of Mr. Langbein to keep those options and warrants, otherwise Medicore has to repurchase them at a certain repurchase formula
         o        for Cause by Medicore - no benefits or salary
         o for Good Reason (defined below) by Mr. Langbein - Medicore continues to pay salary, benefits and expenses under the agreement, and all options, warrants and other securities shall be fully vested and exercisable; or provide Mr. Langbein with the Lump Sum Payment or instead, at Mr. Langbein's option, to acquire Medicore Shares

         o upon expiration at August 31, 2003, if Medicore does not renew or enter into new employment agreement, severance allowance which is the Lump Sum Payment or Mr. Langbein's option to take the Medicore Shares.

DEFINITIONS

         o "Cause" for termination includes willful failure to perform duties under the employment agreement, and illegal conduct or gross misconduct which damages the business or reputation of Medicore

         o "Good Reason" to terminate his employment includes assigning Mr. Langbein duties inconsistent with his position with Medicore or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement

         o "Change in Control" generally includes (a) the announcement for and/or acquisition by an individual, entity or group
                  ("Person") of 25% or more of the common stock then outstanding, except by Persons affiliated with Mr. Langbein, or (b) a sale of substantially all of the assets, or a merger or acquisition of Medicore, or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board.

         Barry Pardon, director and President of the Company, has a five-year employment agreement through December 31, 2000, retaining him as President. Mr. Pardon's employment agreement provides for the following:

         o        base annual salary of $120,000
         o over-ride commission of .5% of net sales in excess of $22,000,000 (increasing $1,000,000 each of the next two years); net sales of acquired companies are added to the base $22,000,000, which included Lytton for 1997
         o        automobile, travel and entertainment expenses
         o termination may occur by (i) expiration of the term; (ii) death of Mr. Pardon; (iii) Mr. Pardon's disability; (iv) conviction of a crime, failure to carry out policies of the Company, dishonest practice, conduct prejudicing the Company or breach of the employment agreement; severance, which is nine months' salary, only paid upon death or termination without cause
         o non-competition for one year from termination; restrictions on Mr. Pardon calling upon customers or suppliers of the Company, diverting customers, services, or products of the Company, or disclosing any trade secrets

         Certain executive and accounting personnel and administrative facilities of Medicore and its subsidiaries, including the Company and DCA, were common for fiscal 1998. The costs of executive and accounting salaries and other shared corporation overhead are allocated pursuant to a Service Agreement between the Company and Medicore. Mr. Langbein, as an officer and director of the Company, Medicore and DCA, and Mr. Daniel Ouzts, as an officer of the Company, Medicore and DCA, divide their time and efforts among each company and the proportionate allocation of their compensation has been provided for through the overhead allocations and Service Agreement. See "Certain Relationships and Related Transactions."

COMPENSATION OF DIRECTORS

         STANDARD ARRANGEMENTS

         There are no standard arrangements for compensating directors for services as directors or for acting on any committee. The Company does reimburse directors for expenses of attending meetings, which is minimal.

         NON-STANDARD ARRANGEMENTS

         Over the years, the Company and Medicore provided options to directors, among other executives, consultants and employees.

OPTIONS, WARRANTS OR RIGHTS

1994 Techdyne, Inc. Stock Option Plan ("1994 Plan")

         o        expires May 24, 1999

         o grants available to officers, directors, consultants, key employees, advisors and similar parties

         o options, qualified and incentive, may be up to five years, may require vesting, and exercise price established by board or stock option committee

         o options may, at discretion of board, be exercised either with cash, common stock with fair market value equal to cash exercise price, optionee's personal recourse note, or assignment to the Company of sufficient proceeds from sale of common stock acquired upon exercise of the option with an authorization to the broker to pay that amount to the Company, or any combination of such payments
         o        termination  of  optionee's  affiliation  with the  company by optionee
                  --       death,   disability  or  retirement   after  age  65,
                           exercisable  for nine  months but not  beyond  option
                           expiration date
                  --       termination for cause,  right to exercise  terminates
                           immediately
                  --       any other termination, 30 day exercise
         o        options are non-transferable
         o forced redemption at formulated prices upon change in control of the Company which includes (i) sale of substantially all the assets of the Company or its merger or consolidation, (ii) majority of board changes other than by election of shareholders pursuant to board solicitations or vacancies filled by board caused by death or resignation, or (iii) a person or group acquires or makes a tender offer for at least 25% of the Company's common stock; optionee may waive redemption
         o        1994 Plan history to March 15, 1999
                  --        250,000 shares reserved for issuance
                  --        227,900 granted
                  --        166,400 exercised
                  --          4,900 cancelled
                  --       56,600  outstanding  (including  27  employees,   one
                           director and two advisors)
                  --       exercise price $1.00 per share through May 24, 1999

1995 Options

         o        non-qualified
         o 152,500 granted to eight directors of the Company and its subsidiaries and counsel
         o        exercisable at $1.75 per share through February 26, 2000

1997 Stock Option Plan ("1997 Plan")

         o        expires June 22, 2002
         o substantially similar to 1994 Plan (see above); non-qualified and incentive options available for grant
         o        1997 Plan history to March 15, 1999
                  --        500,000 reserved for issuance
                  --        375,000  granted  (including 14 officers,  directors
                            and   key   employees   of  the   Company   and  its
                            subsidiaries)
                  --        none exercised
                  --        none cancelled
                  --        exercisable at $3.25 per share through June 22, 2002

         The exercise price of all options is 100% of the fair market value of the common stock on the date of grant.

         No options were granted to officers, directors or key employees in 1998. Options were granted in May, 1998 to IRG, a former public relations firm, all of which were cancelled except for 6,250 options exercisable at $4.25 through May 14, 2001.

                           AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

     (a)                         (b)              (c)                   (d)                   (e)

                                                                     Number of
                                                                     Securities            Value of
                                                                     Underlying           Unexercised
                                                                    Unexercised           In-the-Money
                                                                    Options/SARs          Options/SARs
                                                                    at FY-End (#)         at FY-End($)
                           Shares Acquired   Value Realized         Exercisable/          Exercisable/
Name                        on Exercise (#)       ($)              Unexercisable         Unexercisable
----                       ---------------   --------------        -------------         -------------
CEO
Thomas K. Langbein
    Company Options             40,000             140,000        140,000 (exer.)(1)     27,600 (exer.)(2)
    Medicore Options              -0-                -0-          250,000 (exer.)          (3)  (exer.)

Barry Pardon
    Company Options             40,000             140,000        140,000 (exer.)(1)     27,600 (exer.)(2)
    Medicore Options              -0-                -0-           75,000 (exer.)          (3)  (exer.)

----------

(1) 40,000 OPTIONS EXERCISABLE AT $1.75 ("1995 OPTIONS"), AND 100,000 OPTIONS EXERCISABLE AT $3.25 ("1997 OPTIONS"). "IN-THE-MONEY" STOCK OPTIONS ARE OPTIONS FOR WHICH THE EXERCISE PRICE IS LESS THAN THE PRICE OF THE UNDERLYING COMMON STOCK ON A PARTICULAR DATE.

(2) THE VALUE OF THE IN-THE-MONEY OPTIONS, WHICH INCLUDED ONLY THE 40,000 1995 OPTIONS (THE 1997 OPTIONS ARE OUT-OF-THE-MONEY SINCE THE EXERCISE PRICE IS HIGHER THAN THE YEAR-END MARKET VALUE), WAS DETERMINED BY THE DIFFERENCE BETWEEN THE EXERCISE PRICE AND THE CLOSING PRICE OF THE COMMON STOCK AS REPORTED BY NASDAQ ON THURSDAY, DECEMBER 31, 1998, WHICH WAS $2.44.

(3) THE MEDICORE OPTIONS ARE OUT-OF-THE MONEY, THE EXERCISE PRICE BEING $2.38 PER SHARE AND THE CLOSING PRICE OF THE COMMON STOCK AS REPORTED BY NASDAQ ON DECEMBER 31, 1998 WAS $1.25.


                    BOARD EXECUTIVE COMPENSATION REPORT

         The Company has no executive compensation committee. Compensation of its executive officers is considered by the entire board of directors. Only Barry Pardon, President and director of the Company, has an employment agreement with the Company, and other than Mr. Pardon and Thomas K. Langbein, Chairman of the Board and Chief Executive Officer of the Company, DCA and Medicore, of which parent company he is also the President, no other executive officer of the Company received compensation in 1998 in excess of $100,000. Mr. Langbein has an employment agreement with Medicore. See "Executive Compensation - Employment Contracts and Termination of Employment and Change In Control Arrangements."

         Mr. Pardon has been one of the motivating forces behind the Company's sales growth, implementing efficiency programs, expansion of products, services and customer base, and keeping the Company current with technological changes in the industry. He, with Mr. Langbein, directs the Company's operations and continuously seeks new areas of growth in the electronics and electro-mechanical industry. Mr. Pardon was previously responsible for the Lytton acquisition, which has strengthened the Company's financial, sales and manufacturing posi-tions and expanded its operations into new geographic areas, broadening the Company's product line and enabling the Company to better serve the combined existing customer base with enhanced product choices.

         Thomas K. Langbein, as Chairman and Chief Executive Officer, has been another motivating force behind the Company's growth, inventory and expense control and strengthening of profit margins. Mr. Langbein's compensation is paid by Medicore under his employment agreement with that parent company, with certain amounts allocated to the Company in proportion to the time Mr. Langbein spends on behalf of the Company.

         Under the tutelage of Messrs. Langbein and Pardon the Company has re-flected 22 continuous profitable quarters.

         The board considers all these factors in evaluating the performance and setting the compensation of Mr. Langbein as Chief Executive Officer and Mr. Pardon as President. The board also considered these officers' direction of the operations of Techdyne and establishing and implementing its business strategy toward levels of growth.

         The board attempts to be competitive in executive compensation to insure the continued loyalty of these experienced management leaders. Messrs. Langbein and Pardon do not participate in decisions affecting their own compen-sation.

         A most important factor in compensation philosophy is aligning compen-sation of management with the long-term interests of shareholders. This is accomplished by providing, from time to time, stock ownership to management, usually in the form of stock options. The principle operates on the basic premise that the executive's stock ownership will only increase in value by increasing the value and worth of the Company's common stock. This in turn will create shareholder value.

         The board also looks to officers' past and prospective contributions and services to the Company to determine the appropriate range of rewards.


                      Submitted by the Board of Directors

                    Thomas K. Langbein         Barry Pardon
                    Joseph Verga         Peter D. Fischbein
                              Anthony C. D'Amore


                             PERFORMANCE GRAPH

         The following graph shows a four-year comparison of cumulative total shareholder returns for the Company, the Nasdaq Market Index and the Electronics Industry Index from October 2, 1995, the date the common stock started trading, through December 31, 1998. The cumulative total shareholder returns on the Company's common stock was measured by dividing the difference between the Company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total share-holder return assumes $100 invested at the beginning of the period in the Company's common stock, in the Nasdaq Market Index and the Electronics Industry Index. The Company did not pay dividends on its common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends.


Comparison  Of  Four Year Cumulative Total Returns Among Techdyne, Nasdaq Market
                   Index and Electronics Industry Index

Measurement Period                                                 Electronic
(Fiscal Year Covered)        Techdyne, Inc.     Nasdaq Index     Industry Index
                             --------------     ------------     --------------
Measurement Pt-10/2/95         $ 100.00           $ 100.00          $ 100.00

FYE 12/31/95                      84.48              99.20             83.21
FYE 12/31/96                      77.59             123.27            126.15
FYE 12/31/97                      60.34             150.78            134.23
FYE 12/31/98                      33.62             212.66            196.48

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Medicore had been advancing funds at no interest to finance the Company's business since its acquisition of the Company in 1982. After several repayments to Medicore over the years the Company issued to Medicore an unsecured demand promissory note convertible into common stock of the Company at a rate of $1.75 per share, which at December 31, 1998 had an outstanding balance of $2,426,510, which includes accrued interest of $134,133. The annual interest rate on the note is 5.7%. Medicore converted $350,000 of the Company's promisory note into 200,000 shares of the Company's common stock in 1996, and $875,000 of the note into 500,000 shares of the Company's common stock in 1997, resulting in Medicore's ownership interest in the Company of 3,227,797 shares of common stock (61.5% of the outstanding shares, or approximately 70% including the beneficial ownership of the convertible note). The Company is advised that Medicore does not intend to require repayment of its advances prior to January 1, 2000.

         In 1990, the Company sold to Medicore its real property consisting of land, two buildings and a parking lot in Hialeah, Florida. Medicore is leasing to the Company these two buildings and parking lot under a five year net lease expiring March 31, 2000 at $94,000 per year plus applicable taxes. Management is of the opinion that the rentals are on terms as favorable as obtainable from unaffiliated parties.

         The Company has a credit facility and three commercial loans with NationsBank in Florida. The line of credit is for $1,600,000, is secured by all the Company's assets, with interest at the bank's prime rate, 7.75% as of December 31, 1998. This line of credit has a maturity date of May 1, 2000 and had an outstanding balance of $1,600,000 at December 31, 1998 and $1,000,000 at December 31, 1997.

         The Company also has a five year term loan of $1,500,000 due December 29, 2002 at an annual interest rate of 8.60%. The interest was fixed based upon a variable rate note (LIBOR plus 2.25% floating rate) and an interest rate swap agreement entered into with the bank. The swap agreement in effect reduces the interest rate risk by allowing the Company to lock-in a fixed rate by converting the foregoing variable rate obligation. The term loan is payable in equal principal payments of $25,000 plus interest. This loan had an outstanding balance of $1,200,000 at December 31, 1998 and $1,500,000 at December 31, 1997.
Early termination of the swap agreement, either through prepayment or default on the term loan, may result in a cost or a benefit to the Company. The market risk from such early termination that arises from the movement in interest rates may cause a liability to the Company if interest rates are down, and a benefit to the Company if interest rates are up, with the Company recognizing a loss or gain resulting from the difference between its fixed interest rate and the market value of interest rates at the time of early termination. Under the term loan, the Company is obligated to adhere to a variety of affirmative and negative covenants, including but not limited to a debt service ratio of 1:25 to 1:00, a current ratio of 1:5 to 1:00, a capital funds ratio of total debt to capital funds of no more than 1:7 to 1:00, maintenance of capital funds equal to or in excess of $3,500,000, and the Company may not sell any of its assets or properties, except inventory in the ordinary course of business, within any calendar year for which the aggregate book value exceeds $500,000 The term loan also provides for restrictions on transactions with related persons, precludes changes in ownership in the Company which would reduce the ownership by Medicore, to less than 51%, and restricts the Company from engaging in any new unrelated business which might adversely affect the repayment of the term loan.

         Two commercial term loans were obtained by the Company in 1996, one for $712,500 expiring on February 7, 2001 at an annual rate of interest equal to 8.28% with monthly payments of principal and interest of $6,925 based on a 15-year amortization schedule with the unpaid principal and accrued interest due on the expiration date. This loan had an outstanding balance of $636,000 at December 31, 1998 and $663,000 at December 31, 1997. This term loan has a pre-payment penalty and is secured by a mortgage on properties in Hialeah, Florida owned by Medicore, two of which properties are leased to the Company and one parcel used as a parking lot. Under this term loan the Company is obligated to adhere to a variety of affirmative and negative covenants similar to those of the $1,500,000 five year term loan. The mortgage issued by Medicore to secure the $712,500 term loan provides the bank with reappraisal rights so that should the principal amount outstanding under the Note exceed 75% of the reappraised value of the mortgaged property, such excess has to be repaid by the Company and/or Medicore. Medicore, as lessor to the Company of these mortgaged prop-erties, has assigned the leases, rents and profits to the bank as further security for the $712,500 term loan, provided Medicore may continue to collect the rents until an event of default, if any, occurs. Medicore, as lessor of the properties mortgaged, has subordinated its interests in the leases to the mortgage held by NationsBank to secure this term loan.

         The second 1996 commercial term loan is for the principal amount of $200,000 for a period of five years bearing interest at a per annum rate of 1.25% over NationsBank's prime rate and requiring monthly principal payments with accrued interest of $3,333 through expiration on February 7, 2001. This loan had an outstanding balance of $87,000 at December 31, 1998 and $127,000 at December 31, 1997. This $200,000 term loan carries no prepayment penalty and is secured by all of the Company's tangible personal property, goods and equipment, and all cash or non-cash proceeds of such collateral.

         The revolving and term financing facilities are secured by a first security interest on corporate assets. Medicore has subordinated $2,291,665 in principal indebtedness due it from the Company to the Company's financing facilities, provided Techdyne may make payments to Medicore on the subordinated debt from additional equity that is injected into the Company or from earnings, provided Techdyne is in compliance with all the financial covenants of the loan agreements.

         Medicore has unconditionally guaranteed the payment and performance by the Company of the line of credit and three commercial loans.

         There are cross defaults between the revolving and term loans exclusive of the $200,000 term loan.

         The Company has outstanding borrowings from a local bank for $145,000 with interest payable monthly at prime with the note maturing in April, 2000. This note is secured by two certificates of deposit of a related company and one certificate of deposit of the Company.

         The Company guaranteed a line of credit for Techdyne (Scotland) from The Royal Bank of Scotland Plc which credit line had a U.S. equivalency of approximately $330,000 at December 31, 1997, which was not renewed. No amounts were outstanding under this line of credit during 1998 and no amounts were outstanding as of December 31, 1997.

         The Company's acquisition of Lytton Incorporated in 1997 (see Item 1, "Business - Business Strategy" of the Company's Annual Report on Form 10-K for the year ended December 31, 1998) required $2,500,000 cash at closing, funded by the revolving line of credit as well as 300,000 shares of the Company's common stock which had a fair value of approximately $1,031,000 based on the closing price on the date of acquisition for which the Company has guaranteed $2,400,000 to Patricia Crossley, the seller of Lytton. Patricia Crossley is the wife of Lytton's former President, Lytton Crossley, a nominee for director. See "Proposal No. 1: Election of Directors." The guarantee was modified in June, 1998. The modified guarantee provided that Patricia Crossley could sell an amount of her Techdyne common stock which would yield her $1,300,000, and the Company would issue her additional shares in an amount to insure her Techdyne common stock ownership was 150,000 shares. In July, 1998, Techdyne advanced Patricia Crossley approximately $1,278,000 ("Advance") toward her sale of shares sufficient to provide her with $1,300,000. Proceeds from Mrs. Crossley's sale of her Techdyne common stock up to 195,000 shares would repay the Advance. To the extent the proceeds of such sales were insufficient to pay the Advance, any such balance of the Advance would be forgiven. Techdyne also guaranteed Patricia Crossley aggregate proceeds of $1,100,000 from the sale of the remaining common stock she owns if sold on or prior to July 31, 1999.

         The Stock Purchase Agreement also provided for incentive consideration based on specific sales levels of Lytton for each of three successive specified years, which includes payment to Patricia Crossley of 4% of Lytton's sales of $14,000,000 up to $20,000,000, and 5% of Lytton's sales over $20,000,000.
$154,000 was paid during 1998 for the first year under that agreement. Lytton Crossley had a one year employment agreement with Lytton through July 30, 1998 at an annual salary of $135,000, plus participation in medical, hospitalization, group health, disability and life insurance programs and profit and other employee benefit plans, and reasonable business costs and expenses. In the event of Mr. Crossley's disability he would receive benefits from Lytton's existing standard disability plan. Mr. Crossley's current employment agreement retains him as Assistant to the President requiring 40 hours per month at an annual salary of $30,000, with a one year automatic renewal and a 30 day termination provision without cause by either party.

         Mr. Crossley had borrowed an aggregate of approximately $155,000 from Lytton, which was repaid at the closing date of the Lytton acquisition on July 31, 1997. The repayment was made through use of a portion of the cash consideration paid to Patricia Crossley for the sale of Lytton to the Company.

         Lytton has a deferred compensation arrangement with Mr. Crossley, which requires monthly payments of $8,339 provided that Lytton's cash flow is adequate to cover the payments with interest to be calculated on any unpaid balances as of August 1, 1999. For the year ended December 31, 1998, a total of $59,000 was paid under this arrangement, with a balance due of $108,000.

         In 1996, Lytton sold its offices and operating facility to Stanley Avenue Properties, Ltd., a limited liability company whose membership includes Lytton and Pat Crossley. Stanley Avenue Properties, Ltd. acquired the facili-ties in exchange for a note to Lytton for $147,000 and the assumption of two mortgage notes payable for a total sales price of $1,200,152. Lytton recognized a gain on the sale of the property and equipment in the amount of approximately $14,400, which was reflected in the revenues section of Lytton's financial results. The note receivable from Stanley Avenue Properties, Ltd. of approxi-mately $139,000 was repaid on July 31, 1997 upon the Company's acquisition of Lytton.

         Stanley Avenue Properties, Ltd. leased the property to Lytton. In connection with the acquisition of Lytton by the Company, the lease was renegotiated to a five year lease through July 31, 2002 with monthly lease payments of approximately $17,900 for the first year, adjusted in subsequent years for the change in the consumer price index, and contains two renewal options each for five years of the then fair market rental value. See Item 2, "Properties" of the Company's Annual Report on Form 10-K for the year ended December 31, 1998.

         In 1995, Lytton entered into loan agreements with The Provident Bank in Ohio for revolving ($1,500,000), term ($1,000,000), equipment (up to $900,000)
and mortgage loans ($900,000), secured by a mortgage on the real property leased to Lytton and owned by Stanley Avenue Properties, Ltd., and by other collateral, and guaranteed by Lytton Crossley. The mortgage loan was assigned to and assumed by Stanley Avenue Properties, Ltd. and the mortgage was amended to delete the other loans from indebtednesses secured by the mortgage. The revolving line was renewed through June 30, 1999 and has monthly interest payments at prime plus .5% with an interest rate of 8.25% at December 31, 1998. This line had an outstanding balance of $962,000 at December 31, 1998 and $549,000 at December 31, 1997. The $1,000,000 installment loan matures August 1, 2002 at an annual rate of 9% for two years, with monthly payments of $16,667 plus interest. After two years, Lytton will have an option of a variable or fixed interest rate. The balance outstanding on this loan was $733,000 as of December 31, 1998 and $933,000 at December 31, 1997. Lytton also has a $500,000 equipment loan agreement with the same bank payable through August 1, 2003 with interest at prime plus 1%. There was no outstanding balance on this loan as of December 31, 1998 or December 31, 1997. Lytton conducts a portion of its operations with equipment acquired under equipment financing ob-ligations which extend through July, 1999 with interest rates ranging from 8.55% to 10.9%. The principal balance under these financing obligations amounted to $112,000 at December 31, 1998 and $390,000 at December 31, 1997. Lytton also has an equipment loan at an annual interest rate of 5.5% maturing in April, 2002 with monthly payments of principal and interest of $4,298. This equipment loan had an outstanding balance of approximately $157,000 at December 31, 1998 and $198,000 at December 31, 1997.

         Certain of the officers and directors of the Company are officers and/or directors of Medicore and its publicly held subsidiary, DCA, including Thomas K. Langbein, Chairman of the Board of Directors and Chief Executive Officer of the Company holding the same positions with Medicore and DCA, as well as being President of Medicore, and an officer and director of Medicore's and certain of DCA's subsidiaries. Mr. Langbein is also the President, sole shareholder and director of Todd, a securities broker-dealer. Daniel R. Ouzts, Vice President of Finance and Controller of the Company holds the same positions with and is also Treasurer of Medicore and DCA, and Peter D. Fischbein and Anthony C. D'Amore are each a director of the Company and Medicore. See
"Proposal No. 1: Election of Directors." Lawrence E. Jaffe is Secretary and counsel to the Company, Medicore and DCA and receives a substantial portion of his fees from those companies. Options to purchase 50,000 shares of common stock of the Company, ranging in exercise prices from $1.00 per share to $3.25 per share, from May, 1999 to June, 2002, are held in trust for Mr. Jaffe's wife, as well as approximately 1% of the outstanding shares of Medicore common stock and less than 1% of the securities of DCA.

         In addition, certain of the accounting personnel and administrative facilities of Medicore and its subsidiaries, including the Company, are common. The costs of executive accounting salaries and other shared corporate overhead for these companies are charged through a Service Agreement between the Company and Medicore. See "Executive Compensation Employment Contracts and Termination of Employment and Change-In-Control Arrangements." The amount of expenses due to Medicore, generally included in intercompany Medicore advances to the Company, for each of the three years ended December 31, 1998 was approximately $408,000. It is the opinion of management that these services are on terms as favorable as obtainable from unaffiliated parties.

         The Company manufactures certain products for Medicore which sales amounted to $172,000 and $214,000 for the two year period ended December 31, 1998, respectively. Medicore's Medical Products Division has recently taken over the lancet production.

         Lance International, which company Edward Diamond, a nominee for director of the Company (see "Proposal No. 1: Election of Directors"), is affiliated as President and one of the owners, does subcontract manufacturing for the Company. For the two years ended December 31, 1998 and 1997, Lance International revenues from manufacturing for the Company amounted to $2,245,325 and $2,837,473, representing 30% and 31% of its revenues for these years, re-spectively. The Lance International manufacturing for the Company represented approximately 6% and 10% of the Company's assembly and subcontract manufacturing orders for the two years ended December 31, 1998 and 1997, respectively.

         Anthony C. D'Amore, a director of the Company and Medicore, acts as an insurance consultant and receives nominal commissions from the property, casualty, and general liability insurance coverage for the Company, Medicore and DCA. The Company, Medicore and DCA obtain group health insurance coverage and several executive and key employee life insurance policies through George Langbein, brother of Thomas K. Langbein. This insurance includes $100,000 term life insurance each covering and owned by Barry Pardon, President and director of the Company, Joseph Verga, Senior Vice President, Treasurer and director of the Company (each purchased and paid for by the Company), Daniel R. Ouzts, Vice President of Finance and Controller of the Company, and Bonnie Kaplan, a key employee of Medicore (both purchased and paid for by Medicore). Medicore also pays for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on these coverages totaled approximately $589,000 during 1998 of which $348,000 was for the Company. Management is of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.


        PROPOSAL NO. 2: RATIFY SELECTION OF INDEPENDENT AUDITORS FOR 1999

         The board of directors is asking the shareholders for an indication of their approval of the board's selection of Ernst & Young LLP ("E & Y"), certi-fied public accountants, as independent auditors for the Company for 1999.
The audit committee, which reviews the services and fees of E & Y, has recommended the selection of E & Y to the board. E & Y has served as the independent auditors of the Company since 1983, and has served as Medicore's auditors since 1978.

         No relationship exists between the Company and E & Y other than the usual relationship between independent public accountant and client.

         A representative of E & Y will attend the Annual Meeting to answer your questions.

                     INFORMATION ABOUT SHAREHOLDER PROPOSALS

         If you wish to submit proposals to be included in our 2000 Information Statement we must receive them on or before January 3, 2000. Please address any such proposals to: LAWRENCE E. JAFFE, SECRETARY, TECHDYNE, INC., 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604.

         Your proposal should be accompanied by a notice of your intention to present the proposal for action at the Annual Meeting and should otherwise comply with Item 4 of Schedule 14C of the rules of the Securities and Exchange Commission.

                             ADDITIONAL INFORMATION

OTHER MATTERS TO BE PRESENTED TO SHAREHOLDERS

         Management is not currently aware of any other matter to be presented for action at the Annual Meeting other than the election of directors, Proposal No. 1, and ratifying selection of independent auditors, Proposal No. 2, in the accompanying Notice of Annual Meeting of Shareholders, and management does not presently intend to bring any other matter before the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon review of our records, all reports required to be filed by officers, directors and 10% shareholders pursuant to Section 16(a) of the Securities Exchange Act of 1934 were filed on a timely basis.

SHAREHOLDER LIST

         A shareholder list will be available for your examination during normal business hours at the offices of the Company, 2230 West 77th Street, Hialeah, Florida at least ten days prior to the Annual Meeting.

         UPON WRITTEN REQUEST BY ANY SHAREHOLDER TO THE SECRETARY OF THE COMPANY, LAWRENCE E. JAFFE, 777 TERRACE AVENUE, HASBROUCK HEIGHTS, NEW JERSEY 07604, A COPY OF THE FINANCIAL SCHEDULES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 (COPIES OF WHICH ANNUAL REPORT ARE INCLUDED WITH THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND INFORMATION STATEMENT) WILL BE PROVIDED WITHOUT CHARGE.

                                           By Order of the Board of Directors

                                           LAWRENCE E. JAFFE
                                           General Counsel and Secretary
April 26, 1999